HALE AND DORR LLP
                               COUNSELLORS AT LAW


                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000



                                               April 30, 2003



Financial Industries Fund
John Hancock V.A. Financial Industries Fund
101 Huntington Avenue
Boston, Massachusetts 10199


Ladies and Gentlemen:

This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement") made as of March 14, 2003 between John Hancock Variable Series Trust I ("Acquiring Trust") on behalf of Financial Industries Fund ("Acquiring Fund"), and John Hancock Declaration Trust on behalf of John Hancock V.A. Financial Industries Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund dated March 17, 2003; (ii) the statement of additional information for Acquiring Fund dated March 17, 2003; (iii) the prospectus for Acquired Fund dated May 1, 2002; (iv) the statement of additional information for Acquired Fund dated July 25, 2002; (v) the Notice of Meeting of Shareholders Scheduled for April 16, 2003 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any



----------------------------------------------------------------------------------------------------------------------------

BOSTON              WASHINGTON, DC               NEW YORK                    RESTON                LONDON*
----------------------------------------------------------------------------------------------------------------------------
Hale and Dorr LLP Includes Professional Corporations                                * an independent joint venture law firm


Financial Industries Fund
John Hancock V.A. Financial Industries Fund
April 30, 2003
Page 2



representation made in any of the documents referred to herein "to the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United
States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein.
Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action
(including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the tax consequences of any other aspects of the Transaction, including but not limited to its effect, if any, on the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, and the payment of any Acquired Fund expenses by JHLICO, except as expressly set forth above.


Financial Industries Fund
John Hancock V.A. Financial Industries Fund
April 30, 2003
Page 3



      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                 Very truly yours,



                                /s/HALE AND DORR LLP
                                --------------------




                               HALE AND DORR LLP
                               COUNSELLORS AT LAW


                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000



                                                     April 25, 2003



Growth & Income Fund
John Hancock V.A. Sovereign Investors Fund
101 Huntington Avenue
Boston, Massachusetts 10199


Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement") made as of March 14, 2003 between
John Hancock Variable Series Trust I ("Acquiring Trust") on behalf of Growth &
Income Fund ("Acquiring Fund"), and John Hancock Declaration Trust on behalf of
John Hancock V.A. Sovereign Investors Fund ("Acquired Fund"). Pursuant to the
Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares of beneficial interest of Acquiring Fund (the
"Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund dated September 19, 2002; (ii) the statement of additional information for Acquiring Fund dated October 7, 2002; (iii) the prospectus for Acquired Fund dated May 1, 2002; (iv) the statement of additional information for Acquired Fund dated July 25, 2002; (v) the Notice of Meeting of
Shareholders Scheduled for April 16, 2003 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation
Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any



----------------------------------------------------------------------------------------------------------------------------

BOSTON              WASHINGTON, DC               NEW YORK                    RESTON                LONDON*
----------------------------------------------------------------------------------------------------------------------------
Hale and Dorr LLP Includes Professional Corporations                                * an independent joint venture law firm



Growth & Income Fund
John Hancock V.A. Sovereign Investors Fund
April 25, 2003
Page 2


representation made in any of the documents referred to herein "to the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United
States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein.
Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action
(including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the tax consequences of any other aspects of the Transaction, including but not limited to its effect, if any, on the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, and the payment of any Acquired Fund expenses by any fund, other than the payment by Acquiring Fund of Acquired Fund expenses that are solely and directly related to the Transaction in accordance with Rev. Rul.
73-54, 1973-1 C.B. 187, except as expressly set forth above.


Growth & Income Fund
John Hancock V.A. Sovereign Investors Fund
April 25, 2003
Page 3



      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                Very truly yours,



                                /s/HALE AND DORR LLP
                                --------------------



                               HALE AND DORR LLP
                               COUNSELLORS AT LAW


                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000




                                                April 25, 2003



Growth & Income Fund
John Hancock V.A. Relative Value Fund
101 Huntington Avenue
Boston, Massachusetts 10199


Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement") made as of March 14, 2003 between
John Hancock Variable Series Trust I ("Acquiring Trust") on behalf of Growth &
Income Fund ("Acquiring Fund"), and John Hancock Declaration Trust on behalf of
John Hancock V.A. Relative Value Fund ("Acquired Fund"). Pursuant to the
Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares of beneficial interest of Acquiring Fund (the
"Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund dated September 19, 2002; (ii) the statement of additional information for Acquiring Fund dated October 7, 2002;(iii) the prospectus for Acquired Fund dated May 1, 2002; (iv) the statement of additional information for Acquired Fund dated July 25, 2002; (v) the Notice of Meeting of
Shareholders Scheduled for April 16, 2003 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation
Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any




----------------------------------------------------------------------------------------------------------------------------

BOSTON              WASHINGTON, DC               NEW YORK                    RESTON                LONDON*
----------------------------------------------------------------------------------------------------------------------------
Hale and Dorr LLP Includes Professional Corporations                                * an independent joint venture law firm


Growth & Income Fund
John Hancock V.A. Relative Value Fund
April 25, 2003
Page 2



representation made in any of the documents referred to herein "to the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United
States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein.
Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action
(including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the tax consequences of any other aspects of the Transaction, including but not limited to its effect, if any, on the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, and the payment of any Acquired Fund expenses by any fund, other than the payment by Acquiring Fund of Acquired Fund expenses that are solely and directly related to the Transaction in accordance with Rev. Rul.
73-54, 1973-1 C.B. 187, except as expressly set forth above.


Growth & Income Fund
John Hancock V.A. Relative Value Fund
April 25, 2003
Page 3



      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                Very truly yours,



                                /s/HALE AND DORR LLP
                                --------------------



                               HALE AND DORR LLP
                               COUNSELLORS AT LAW


                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000




                                                   April 25, 2003



Large Cap Growth Fund
John Hancock V.A. Technology Fund
101 Huntington Avenue
Boston, Massachusetts 10199


Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement") made as of March 14, 2003 between
John Hancock Variable Series Trust I ("Acquiring Trust") on behalf of Large Cap
Growth Fund ("Acquiring Fund"), and John Hancock Declaration Trust on behalf of
John Hancock V.A. Technology Fund ("Acquired Fund"). Pursuant to the Agreement,
Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund dated September 19, 2002; (ii) the statement of additional information for Acquiring Fund dated October 7, 2002; (iii) the prospectus for Acquired Fund dated May 1, 2002; (iv) the statement of additional information for Acquired Fund dated July 25, 2002; (v) the Notice of Meeting of
Shareholders Scheduled for April 16, 2003 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation
Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any



----------------------------------------------------------------------------------------------------------------------------

BOSTON              WASHINGTON, DC               NEW YORK                    RESTON                LONDON*
----------------------------------------------------------------------------------------------------------------------------
Hale and Dorr LLP Includes Professional Corporations                                * an independent joint venture law firm



Large Cap Growth Fund
John Hancock V.A. Technology Fund
April 25, 2003
Page 2


representation made in any of the documents referred to herein "to the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United
States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein.
Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action
(including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the tax consequences of any other aspects of the Transaction, including but not limited to its effect, if any, on the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, and the payment of any Acquired Fund expenses by any fund, other than the payment by Acquiring Fund of Acquired Fund expenses that are solely and directly related to the Transaction in accordance with Rev. Rul.
73-54, 1973-1 C.B. 187, except as expressly set forth above.



Large Cap Growth Fund
John Hancock V.A. Technology Fund
April 25, 2003
Page 3


      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                Very truly yours,



                                /s/HALE AND DORR LLP
                                --------------------



                               HALE AND DORR LLP
                               COUNSELLORS AT LAW


                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000




                                                 April 25, 2003



Active Bond Fund
John Hancock V.A. Strategic Income Fund
101 Huntington Avenue
Boston, Massachusetts 10199


Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement") made as of March 14, 2003 between
John Hancock Variable Series Trust I ("Acquiring Trust") on behalf of Active
Bond Fund ("Acquiring Fund"), and John Hancock Declaration Trust on behalf of
John Hancock V.A. Strategic Income Fund ("Acquired Fund"). Pursuant to the
Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares of beneficial interest of Acquiring Fund (the
"Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund dated September 19, 2002; (ii) the statement of additional information for Acquiring Fund dated October 7, 2002; (iii) the prospectus for Acquired Fund dated May 1, 2003; (iv) the statement of additional information for Acquired Fund dated July 25, 2002; (v) the Notice of Meeting of
Shareholders Scheduled for April 16, 2003 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation
Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any



----------------------------------------------------------------------------------------------------------------------------

BOSTON              WASHINGTON, DC               NEW YORK                    RESTON                LONDON*
----------------------------------------------------------------------------------------------------------------------------
Hale and Dorr LLP Includes Professional Corporations                                * an independent joint venture law firm

Active Bond Fund
John Hancock V.A. Strategic Income Fund
April 25, 2003
Page 2



representation made in any of the documents referred to herein "to the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the tax consequences of any other aspects of the Transaction, including but not limited to its effect, if any, on the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, and the payment of any Acquired Fund expenses by any fund, other than the payment by Acquiring Fund of Acquired Fund expenses that are solely and directly related to the Transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187, except as expressly set forth above.

Active Bond Fund
John Hancock V.A. Strategic Income Fund
April 25, 2003
Page 3



      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                Very truly yours,



                                /s/HALE AND DORR LLP
                                --------------------